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                                 EXHIBIT 10(d)
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                       SECOND AMENDMENT AND RESTATEMENT
                       --------------------------------

                                 WD-40 COMPANY
                                 -------------

                                     1990
                                     ----

                          INCENTIVE STOCK OPTION PLAN
                          ---------------------------

     Pursuant to the authority granted to the Board of Directors of WD-40 COMPANY under Paragraph 8 of the WD-40 COMPANY 1990 INCENTIVE STOCK OPTION PLAN adopted by the Board of Directors on March 28, 1990, restated on September 26, 1994 and approved by the Company's shareholders on November 29, 1994, said Plan is hereby amended and restated in its entirety to increase the number of shares authorized for issuance under the Plan, to authorize the grant of options for outside Directors and to extend the termination date of the Plan. The Restated Plan also includes certain conforming amendments under the Securities Exchange Act of 1934 and applicable regulations thereunder.

     This Second Amendment and Restatement shall be effective upon its approval by the shareholders of the Company within twelve (12) months of its adoption by the Company's Board of Directors.

     1.   ESTABLISHMENT AND PURPOSE
          -------------------------

     The purpose of the Plan is to provide a means whereby Directors and salaried or key employees of WD-40 COMPANY, a California corporation (the "Company") or of its subsidiaries (the "Subsidiaries") may be given an opportunity to purchase common stock of the Company under options which will be non-qualified or qualify as "incentive stock options" under

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Section 422 of the Internal Revenue Code.  Subsidiaries, for this purpose, shall include corporations defined as a subsidiary corporation under Section 424 of the Internal Revenue Code.

     2.  AMOUNT OF STOCK
         ---------------

          (a) Options designated as "non-qualified stock options" or "incentive stock options" may be granted from time to time to directors and employees of the Company or Subsidiaries to purchase an aggregate of not more than 1,480,000 shares of the Company's authorized but unissued no par value common stock. If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

          (b) The number of shares available under the Plan shall be increased to the extent of any shares tendered in lieu of cash upon exercise of an option granted under the Plan, whether such shares are actually canceled or are retained upon issuance of an appropriate net number of new shares, the effect on the issuance of additional shares being the same.

          (c) The aggregate fair market value (determined at the time an option is granted) of the stock for which incentive stock options first become exercisable by any person in any calendar year (under all such plans of the Company or of its parent or Subsidiaries) shall not exceed $100,000.

          (d) Except as provided in Paragraph 4 of this Plan, no incentive stock option shall be granted to any person who, immediately before such option is granted, owns (as defined in Section 424 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or of its parent or Subsidiaries.

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     3.  ADMINISTRATION
         --------------

          (a) The Plan shall be administered by the Board of Directors or a Stock Option Committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of two or more directors who are "Non-Employee Directors" as defined in regulation Section 240.16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Subject to the express terms and conditions of the Plan, the Board of Directors or the Committee shall have full power to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable, in the sole discretion of the Board of Directors or the Committee, for its administration.

          (b) The Board of Directors or the Committee may from time to time determine which Directors and employees of the Company or Subsidiaries shall be granted non-qualified or incentive stock options under this Plan, and the number of shares for which an option or options shall be granted to each of them. Options granted to outside directors shall be approved by a vote of the full Board of Directors.

     4.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

     Each option shall be evidenced by a Stock Option Agreement executed by the Company and the person to whom such option is granted. Each Agreement shall specify whether the option is a non-qualified or incentive stock option. The Agreements shall be subject to the following terms and conditions:

          (a)  Option Price.  Except as provided in subparagraph (c), the option
               ------------
price shall be fixed by the Board of Directors or the Committee and shall be a price at least equal to

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100% of the fair market value of the stock on the day the option is granted;
fair market value may be taken as the previous day's closing price or the mean between the opening bid and asked price of the stock in the over-the-counter market, as may be appropriate.

          (b)  Option Period.  Except as provided in subparagraph (c), each
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option granted under the Plan shall expire on a date determined by the Board of
Directors or the Committee, but, for incentive stock options, not later than ten years from the date the option is granted. No option shall be exercisable until one year from the initial grant date.

          (c)  Incentive Stock Options Granted to 10% Shareholders.  An
               ---------------------------------------------------
incentive stock option may be granted to a shareholder who, immediately before such option is granted, owns more than 10% of the total combined voting power or value of all classes of stock of the Company or of its parent or Subsidiaries, provided that the price of such option is at least 110% of the fair market value of the stock, and provided further that the option is not exercisable after five years from the date the option is granted.

          (d)  Adjustments.
               -----------

               (i) In the event of an increase or decrease in the number of outstanding shares of common stock of the Company through stock dividends, split-ups, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and option price per share of the shares as to which the right to purchase has not been exercised or has not matured. Such adjustment may be made either by increase in the number of shares and decrease in the option price per share, or by decrease in the number of shares and increase in the option price per share, as may be required to enable the holder of the option to acquire the same proportionate stockholdings at the same aggregate purchase price. In making such adjustments,

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no fractional shares, or scrip certificates in lieu thereof, shall be issued by the Company, and the holder of the option shall receive only the number of full shares to which he may be entitled by reason of such adjustment at the adjusted option price per share.

               (ii) Whenever during the term of an option and prior to the exercise thereof as to all shares at that time subject thereto, the Company (1) shall offer for sale to holders of its common stock, shares of common stock or other classes of stock or of other securities of the Company, or (2) in connection with any transaction shall acquire or shall cause to be issued rights to acquire shares of stock or other securities of any corporation to or for the benefit of the holders of common stock of the Company, it will give written notice to the holder of an option of the rights which are thus to be acquired or issued to or for the benefit of the holders of its common stock in sufficient time to permit such option holder to exercise the option to the full extent then possible.

               (iii) In the event the Company proposes to merge or consolidate with another corporation or to sell or dispose of its assets and business or to dissolve, the Company will give written notice thereof to the holder of each option in sufficient time to permit him to exercise the option in full as to any matured options, if such holder should elect to do so, and to participate in such transaction as a stockholder of the Company. In the event of a merger or consolidation or sale under which the Company or its holders of common stock will not acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of common stock of the Company but shall receive cash in whole or in part, then any unmatured options shall likewise be deemed to have matured at the date of the notice of the meeting of stockholders of the Company at which such consolidation, merger, sale or other

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transaction is to be considered so that the option holder will have an opportunity to exercise such option before such consolidation, merger, sale or other transaction is effective. In either event, if such options are not exercised, they shall terminate and expire.

          (e)  Nontransferability of Options.  An option shall not be
               -----------------------------
transferable otherwise than by Will or the laws of descent and distribution, and an option may be exercised during the lifetime of the employee only by him.

          (f)  Other Provisions and Amendments.  The option may contain such
               -------------------------------
other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee and incentive stock options shall include such provisions and conditions as may be necessary to qualify the option as an "incentive stock option" under Section 422 of the Internal Revenue Code. The Board of Directors or the Committee shall have authority to amend any outstanding option to include such terms, provisions and conditions not inconsistent with the Plan as may be agreed to by the optionee.

     5.  EXERCISE OF OPTIONS
         -------------------

          (a) An option may be exercised with respect to all or any part of the shares then subject to exercise only by delivering to the Company written notice of exercise, specifying the number of such shares as to which the option is so exercised and accompanied by cash or a certified or cashier's check, payable to the order of the Company for an amount in lawful money of the United States equal to the option price of such shares.

          (b) In lieu of cash, an optionee may exercise his or her option by tendering to the Company shares of the common stock of the Company, owned by him or her for not less than six (6) months, and having a fair market value equal to the cash exercise price

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applicable to the option(s) being exercised, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Board of Directors or the Committee.

          (c) The Stock Option Agreement shall require certain representations, warranties or assurances, or an undertaking by an optionee in the event issuance of the shares might require filing or registration under the Securities Act of 1933 or the Blue Sky laws of any state or any other law regulating the issuance of securities.

     6.  TAX REPORTING AND WITHHOLDING
         -----------------------------

     The Company shall comply with all reporting and withholding requirements applicable to the exercise of options under the Internal Revenue Code and regulations thereunder.

     7.  PROCEEDS FROM SALE OF STOCK
         ---------------------------

     Proceeds from the sale of stock pursuant to the options granted under the Plan shall be added to the general funds of the Company.

     8.  SUSPENSION, AMENDMENT OR TERMINATION OF THE PLAN
         ------------------------------------------------

     The Board of Directors may at any time amend, suspend or terminate the Plan. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate on December 31, 2005. No option may be granted during such suspension or after such termination. The termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     9.   DELIVERY OF SHARES SUBJECT TO DELAYS
          ------------------------------------

     The issuance of each option under the plan and the issuance and delivery of shares of stock pursuant to the exercise of any option under the Plan shall be subject to and in

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compliance with the laws of any state or other governmental authority applicable thereto, the Board of Directors being hereby authorized to cause to be prepared, filed and presented on the Company's behalf to any governmental official, agency or tribunal all such applications or other instruments or papers and to maintain any and all proceedings as shall be required to cause the issuance to the Company of a permit or other authorization to issue or deliver any such option of shares. Neither the Company nor any officer, director or employee shall be liable for any delay in issuance or delivery of any option or shares pending the filing of any such application, instrument or papers or the grant of a permit or other authorization to enable such issuance or delivery to be made.

     IN WITNESS WHEREOF, the Plan is amended and restated this 22nd day of September, 1997.


                                WD-40 COMPANY


                                By /s/ Gerald C. Schleif
                                  ----------------------------
                                  Gerald C. Schleif, President


Attest:

 /s/ Harlan F. Harmsen
----------------------------
Harlan F. Harmsen, Secretary

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